Accounts Payable	12 Months Ended
Jun. 30, 2024
Accounts Payable [Abstract]
ACCOUNTS PAYABLE

NOTE 12 — ACCOUNTS PAYABLE

The Company’s accounts payable (“AP”) primarily include balance due to suppliers for purchase of electronic components products. The June 30, 2023 accounts payable balance has been fully settled. As of September 15, 2024, approximately 90.5% of the balance of accounts payable as of June 30, 2024 has been settled.

The following table summarizes the Company’s outstanding accounts payable and subsequent settlement by aging bucket:

	Balance as of June 30, 2024	Subsequent settlement	% of collection
Accounts payable aged less than 6 months	$5,263,945	$4,762,206	90.5%
Total accounts payable	$5,263,945	$4,762,206	90.5%

	Balance as of June 30, 2023	Subsequent settlement	% of collection
Accounts payable aged less than 6 months	$50,049,201	$50,049,201	100.0%
Accounts payable aged from 7 to 12 months	1,078,127	1,078,127	100.0%
Total accounts payable	$51,127,328	$51,127,328	100.0%